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                          JPMORGAN SPECIALTY FUNDS

                       JPMORGAN GLOBAL HEALTHCARE FUND

                             (ALL SHARE CLASSES)
                       (A SERIES OF JPMORGAN TRUST I)

                        SUPPLEMENT DATED MAY 19, 2006
                  TO THE PROSPECTUS DATED FEBRUARY 28, 2006


NOTICE OF LIQUIDATION OF THE JPMORGAN GLOBAL HEALTHCARE FUND. On May 17, 2006, the Board of Trustees of the JPMorgan Global Healthcare Fund (the "Fund") approved the liquidation and dissolution of the Fund on June 26, 2006 (the "Liquidation Date"). On the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board.

IN LIGHT OF THE PLANNED LIQUIDATION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED, EXCEPT FOR GROUP EMPLOYER RETIRMENT PLANS (INCLUDING 401(K), 403(B) AND 457 PLANS) WHICH MAY CONTINUE TO PURCHASE SHARES UNTIL JUNE 1, 2006.

                   INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THE PROSPECTUS FOR FUTURE REFERENCE


                                                                 SUP-GHC-506